SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 28, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)


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Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                  Exhibit Number   Description

                  99.1 Press release dated February 28, 2003 of United Pan-Europe Communications N.V. announcing the completion of its impairment test on its goodwill as at January 1, 2002.

                  99.2 Update to the Unaudited Pro Forma Condensed Consolidated Balance Sheets of United Pan-Europe Communications N.V. as of September 30, 2002.

                  99.3 Update to the Unaudited Pro Forma Condensed Consolidated Statements of Operations of United Pan-Europe Communications N.V. for the nine months ended September 30, 2002.

                  99.4 Update to the Selected Consolidated Financial Data of United Pan-Europe Communications N.V. as of, and for the nine months ended, September 30, 2002.


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Item 9.   Regulation FD Disclosure.


          On February 28, 2003, United Pan-Europe Communications N.V. (the "Company") issued a press release stating that the Company had completed the impairment analysis required by the Company's adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142") and APB 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"), with respect to the amount of goodwill recorded on the Company's balance sheet as at January 1, 2002. As a result of such analysis and as more fully described below, the Company will record a non-cash impairment charge of approximately EUR 1.5 billion to the Company's consolidated statements of operations for the fiscal year ended December 31, 2002. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

          The Company adopted SFAS 142, effective January 1, 2002. Under SFAS 142, goodwill and intangible assets with indefinite lives are no longer amortized, but are tested for impairment on an annual basis and whenever indicators of impairment arise. In addition, goodwill on equity method investments is no longer amortized, but is tested for impairment in accordance with APB 18. The analysis required under SFAS 142 and APB 18 is based on fair value and is required to be performed with respect to each of the Company's reporting units. All recognized intangible assets that are deemed not to have an indefinite life are amortized over their estimated useful lives.

          The Company completed the analysis required under SFAS 142 and APB 18 in two steps. First, the Company engaged an external party to compare the fair value of each of the Company's reporting units to their respective carrying amounts, including goodwill. If the fair value of a reporting unit exceeded its carrying amount, the goodwill of the reporting unit was considered not impaired. If the carrying amount of a reporting unit exceeded its fair value, the reporting unit was considered impaired, and the Company was required to undertake the second step of the analysis. Under the second step, the Company was required to quantify the amount of the impairment. As previously disclosed in the second amended disclosure statement (the "Disclosure Statement"), which was filed as an exhibit to the Form 8-K with the U.S. Securities and Exchange Commission ("SEC") on January 9, 2003 (File No. 000-25365), the Company determined that certain of its reporting units were impaired. However, at the time the Company filed Disclosure Statement, the Company had not completed the second step of the analysis. As such, the Disclosure Statement does not contain the effect of the impairment charge described herein.

          As a result of the completion of the second step of the analysis, the Company will record a non-cash charge of approximately EUR 1.5 billion to the Company's consolidated statements of operations for the fiscal year ended December 31, 2002. The charge will be recorded as a cumulative effect of a change in accounting principle at the date of adoption. At this time, the Company is continuing the impairment analysis with respect to the amount of the impairment of the remaining goodwill and intangible assets of its reporting units for the fiscal year ended December 31, 2002. When the Company completes such analysis, it may be required to record a significant additional impairment charge, which will be reflected in the Company's annual report

                                      -3-

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on Form 10-K for the fiscal year ended December 31, 2002 that will be filed with the SEC by March 31, 2003.

          The outcome of such analysis has resulted in an update to the Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2002, previously disclosed on page 129 of the Disclosure Statement, attached as
Exhibit 99.2 hereto, in an update to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2002, previously disclosed on page 132 of the Disclosure Statement, attached as
Exhibit 99.3 hereto, and in an update of the Selected Consolidated Financial Data as of and for the nine months ended September 30, 2002, previously disclosed on page 118 of the Disclosure Statement, attached as Exhibit 99.4 hereto.

          The outcome of this impairment test has resulted in the following adjustments to certain projected financial figures (the "Projections") previously disclosed in the Disclosure Statement. The financial information is stated in millions of Euros.

1. The projected amount of Net income (loss) for the financial year 2002 of (564) as mentioned on page F-2 of the Disclosure Statement is adjusted to (2,063).*

2. The projected amount of Total assets for the years ended December 31, 2002, 2003 and 2004 of 6,924, 6,436 and 6,185 respectively as mentioned on page F-2 of the Disclosure Statement is adjusted to 5,425, 4,937 and 4,686, respectively.*

3. The projected amount of Goodwill and intangible assets for the years ended December 31, 2002, 2003 and 2004 of 2,889 as mentioned on page F-2 of the Disclosure Statement is adjusted to 1,390.*

4. The projected amount of Total shareholders equity for the years ended December 31, 2002, 2003 and 2004 of (5,035), 1,837 and 1,592
          respectively as mentioned on page F-2 of the Disclosure Statement is adjusted to (6,534), 338 and 93, respectively.*

* A further impairment charge may result as part of the Company's annual goodwill impairment test as required by SFAS 142, as at December 31, 2002. The outcome of this impairment charge will be recorded in the annual financial statements for the fiscal year ended December 31, 2002 and will be made publicly available before the end of March 2003. This information is not currently available.

Cautionary Statement Regarding Projections
------------------------------------------

          The Projections are based upon the Company's business plan and should be read in conjunction with (i) the assumptions, qualifications and footnotes to the tables containing the Projections previously disclosed in the Disclosure Statement, (ii) the historical consolidated financial information (including the notes and schedules thereto) and the other information set forth in the Company's Annual Report of Form 10-K for the fiscal year ended December 31, 2001 and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September

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30, 2002 and (iii) the information contained under the heading "Risk Factors" of the Disclosure Statement.

          The Company's financial forecasts (upon which the Projections attached as an exhibit to this Current Report on Form 8-K (this "Report") are based in part) are, in general, prepared solely for internal use and capital budgeting and other management decisions and are subjective in many respects and thus susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The Projections also reflect numerous assumptions made by management of the Company with respect to industry performance, general business, economic, market and financial conditions and other matters. Such assumptions regarding future events, including, in particular, the effect of income tax exemptions in The Netherlands, the Company's restructuring on subscriber growth and other factors related to the restructuring, are difficult to predict, and many are beyond the Company's control. Accordingly, there can be no assurance that the assumptions made by the Company in preparing the Projections will prove accurate. It is expected that there will be differences between actual and projected results, and actual results may be materially greater or less than those contained in the Projections.

          The inclusion of the Projections as an exhibit to this Report should not be regarded as an indication that the Company, New UPC, Inc. ("New UPC") or their respective affiliates, representatives or advisors consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. None of the Company, New UPC or any of their respective affiliates, representatives or advisors makes any representation to any person regarding the projections, and none of them has an obligation or intends to (i) update or otherwise revise the Projections (even in the event that any or all of the assumptions underlying the Projections are shown to be in error), (ii) include such updated or revised information in any documents that may be required to be filed with the SEC or (iii) otherwise make such updated or revised information publicly available.

          The Projections were prepared exclusively, and in good faith, by the management of the Company using assumptions believed to be reasonable and applied in a manner consistent with past practice. Most of the assumptions about the operations of the Company's and the business of the Company and its subsidiaries (the "UPC Group") after the assumed date of effectiveness of the restructuring of March 31, 2003 which are utilized in the Projections are based, in part, on economic, competitive, and general business conditions prevailing at the time they were originally prepared. Any future changes in these conditions may materially impact the Company's ability to achieve the Projections.

          The Projections, while presented with numerical specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by the Company's management when taken as a whole, may not be realized, and are inherently subject to significant known and unknown business, economic and competitive uncertainties and contingencies, including, among others, many of which are beyond the Company's control and which may cause the Company's actual financial condition, results or performance to be materially different from those projected. Consequently, the Projections contained herein should not be regarded as a representation by the Company or any other person as to the accuracy of the Projections or to the Company's ability to achieve the projected results or performance. In addition, there can be no assurance that the assumptions made by the Company's management in

                                      -5-

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preparing the Projections will prove accurate. Some assumptions inevitably will not materialize. Further, events and circumstances occurring subsequent to the date on which the Projections were prepared may be different from those assumed or, alternatively, may have been unanticipated, and the occurrence of these events may affect the Company's and the UPC Group's financial results in a material and possibly adverse manner. The Projections, therefore, are not fact and should not be relied upon as a guaranty or other assurance of the actual results that will occur. The inclusion of the Projections as an exhibit to this Report should not be regarded as an indication that the Company or any of its affiliates, representatives or advisors consider the Projections to be a reliable prediction of future events, and the Projections should not be relied upon as such. Readers of this Report are cautioned not to place undue reliance on the Projections.

          The Company's management prepared the Projections solely for purposes of complying with the requirements of the of the United States Bankruptcy Code (the "U.S. Bankruptcy Code"). The Projections were not prepared with a view toward compliance with the published guidelines of the SEC, the American Institute of Certified Public Accountants, or any other regulatory or professional agency or body, generally accepted accounting principles or consistency with the Company's historical consolidated financial statements. Neither Arthur Andersen Amstelveen, The Netherlands, the Company's predecessor independent auditors, nor KPMG Accountants N.V., the Company's current independent auditors, nor Lazard Freres & Co., the Company's financial advisors, has compiled or examined the Projections or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on the Projections or the achievability of the results or performance indicated by the Projections, and assume no responsibility for, and disclaim any association with, the Projections.

Cautionary Statement Regarding Forward-Looking Statements
---------------------------------------------------------

          This Report and the Projections contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company's control. The Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company's future plans, objectives, expectations and intentions. These statements may be identified by the use of words like "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

          The forward-looking statements and the Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company and its subsidiaries to operate pursuant to the terms of their existing credit

                                      -6-

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facilities and arrangements; the ability to fund, develop and execute the
Company's business plan; the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company to consummate the plan of reorganization (the "Plan") under the U.S. Bankruptcy Code and to ratify and consummate the plan of compulsory composition (Akkoord) (the "Akkoord") under the Dutch Bankruptcy Code (Faillissementswet); the ramifications of any restructuring; risks associated with not completing the restructuring consistent with the Company's timetable; risks associated with third parties seeking and obtaining approval of the U.S. Bankruptcy Court or the Amsterdam Court (Rechtbank) to take actions inconsistent with, or detrimental to, the consummation of the Plan and the Akkoord; potential adverse developments with respect to the Company's liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the Company; trends in the economy as a whole which may affect subscriber confidence and demand for the goods and services supplied by the Company; the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods and services; the acceptance and continued use by subscribers and potential subscribers of the Company's services; changes in technology and competition; the Company's ability to achieve expected operational efficiencies and economies of scale and its ability to generate expected revenue and achieve assumed margins; the ability of the Company to attract, retain and compensate key executives and other personnel; the ability of the Company to maintain existing arrangements and/or enter into new arrangements with third party providers and contract partners; potential adverse publicity, as well as other factors detailed from time to time in the Company's filings with the SEC. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report and the Projections.

          The above information can also be obtained from the Company's website at http://www.upccorp.com.
   ----------------------

Limitation on Incorporation by Reference

          In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                By: /s/Anton A.M. Tuijten
                                   --------------------------------------
                                   Name:   Anton A.M. Tuijten
                                   Title:  Member of the Board of Management
                                           and General Counsel



Dated:  March 3, 2003

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                                  EXHIBIT INDEX

                  Exhibit Number   Description

                  99.1 Press release dated February 28, 2003 of United Pan-Europe Communications N.V. announcing the completion of its impairment test on its goodwill as at January 1, 2002.

                  99.2 Update to the Unaudited Pro Forma Condensed Consolidated Balance Sheets of United Pan-Europe Communications N.V. as of September 30, 2002.

                  99.3 Update to the Unaudited Pro Forma Condensed Consolidated Statements of Operations of United Pan-Europe Communications N.V. for the nine months ended September 30, 2002.

                  99.4 Update to the Selected Consolidated Financial Data of United Pan-Europe Communications N.V. as of, and for the nine months ended, September 30, 2002.

                                      -9-